                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) MARCH 24, 2005
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                            TIDEL TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

     DELAWARE                      0-17288                    75-2193593
     --------                      -------                    ----------
(State or Other Jurisdiction    (Commission                (IRS Employer
  of Incorporation)             File Number)               Identification No.)

         2900 WILCREST, SUITE 205, HOUSTON, TX                  77042
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        (Address of Principal Executive Offices)            (Zip Code)

        Registrant's telephone number, including area code (713) 783-8200
                                                           --------------

                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     KPMG LLP ("KPMG") was previously the principal accountants for Tidel
Technologies, Inc. ("the Registrant"). On March 24, 2005, KPMG was dismissed by the Registrant. The dismissal of KPMG was approved by the Audit Committee of the
Registrant's Board of Directors.

     The Registrant's most recently filed annual report was for the fiscal year ended September 30, 2002. The financial statements of the Registrant and its subsidiaries for the fiscal years ended September 30, 2003 and 2004, or for any interim periods within those years, have not yet been prepared and accordingly, no audit or review has been undertaken by KPMG for any such periods. The audit reports of KPMG on the consolidated financial statements of the Registrant and its subsidiaries as of and for the years ended September 30, 2001 and 2002 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG's report on the consolidated financial statements of Tidel
Technologies, Inc. as of and for the year ended September 30, 2002 contained a separate paragraph, stating that:

     The accompanying financial statements have been prepared assuming that the
     Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and has a net stockholders' deficit as of September 30, 2002 that raise substantial doubt about the entity's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     In connection with its audits of the two fiscal years ended September 30,
2001 and 2002, and the subsequent interim period through March 24, 2005, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused
KPMG to make reference to the matter in its report

     On March 24, 2005 the Registrant engaged Hein & Associates LLP ("Hein") as the Registrant's principal accountant. The engagement of Hein was approved by the Audit Committee of the Registrant's Board of Directors.

     During the Registrant's fiscal years ended September 30, 2001 and 2002, the
Registrant did not consult with Hein with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the
Registrant's financial statements; or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

     The Registrant has provided KPMG with a copy of the foregoing disclosure.
Attached as EXHIBIT 16 hereto is a copy of KPMG's letter, dated March 29, 2005, in response to the foregoing disclosure.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)    Financial Statements of Business Acquired.

            Not Applicable

     (b)    Pro Forma Financial Information

            Not Applicable

     (c)    Exhibits

            EXHIBIT NUMBER    DESCRIPTION
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                16            Letter from KPMG to the Securities and Exchange
                              Commission dated March 29, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TIDEL TECHNOLOGIES, INC.
                                         (Registrant)

Date:  March 29, 2005
                                    By: /s/ Mark Levenick
                                       ---------------------------------------
                                    Name:  Mark Levenick
                                    Title: Interim Chief Executive Officer